Related-Party Transactions	12 Months Ended
Dec. 31, 2013
Related Party Transactions [Abstract]
Related-Party Transactions

NOTE 11 – RELATED-PARTY TRANSACTIONS

In the ordinary course of business, loans are granted by the Company to executive officers, directors and their related business interests consistent with Federal Reserve Regulation O. The following is an analysis of activity of related-party loans for the year end December 31, 2013:

(Dollars in thousands)
Balance at beginning of year	$6,218
New loans and advances	315
Repayments, including loans sold	1,441

Balance at end of year	$5,092

Deposits from executive officers, directors and their related business interests at both December 31, 2013 and 2012 were approximately $10.4 million and $10.5 million.